SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) November 23, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




       Delaware                     0-16014                    23-2417713
   (State or other           (Commission File Number)        (IRS Employer
   jurisdiction of                                        Identification No.)
   incorporation)



              One North Main Street - Coudersport, PA  16915-1141
              (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5. Other Events

         On November 30, 1999, Adelphia Business Solutions, Inc. consummated the sale of 8,750,000 shares of Class A Common Stock to the public and 5,181,350 shares of Class B Common Stock to Adelphia Communications Corporation. These offerings were announced in a press release issued on November 23, 1999 which is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit                   Description


10.01    Stock Purchase Agreement dated November 23, 1999 between
         Adelphia Business Solutions, Inc. and Adelphia Communications Corporation (filed herewith).

10.02 Underwriting Agreement dated as of November 23, 1999 among Adelphia Business Solutions, Inc. Salomon Smith Barney, Inc. and several other Underwriters named therein (filed herewith).

99.01    Press release dated November 23, 1999

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 1999         ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                          By:   /s/ Timothy J. Rigas
                                    Timothy J. Rigas
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                   Description


10.01    Stock Purchase Agreement dated November 23, 1999 between
         Adelphia Business Solutions, Inc. and Adelphia Communications Corporation (filed herewith).

10.02 Underwriting Agreement dated as of November 23, 1999 among Adelphia Business Solutions, Inc. Salomon Smith Barney, Inc. and several other Underwriters named therein (filed herewith).

99.01    Press release dated November 23, 1999